UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/06

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2006

Annual Report
to Shareholders

DWS Health Care Fund

(formerly Scudder Health Care Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B and for the 3-year, 5-year and life of Fund periods shown for Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.45%	9.66%	3.05%	8.88%
Class B	3.62%	8.74%	2.17%	7.97%
Class C	3.66%	8.78%	2.21%	8.01%
S&P 500 Index+	8.64%	11.64%	1.96%	3.94%
Goldman Sachs Healthcare Index++	1.95%	8.28%	2.19%	6.54%
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	4.85%	10.02%	3.44%	.68%
S&P 500 Index+	8.64%	11.64%	1.96%	.97%
Goldman Sachs Healthcare Index++	1.95%	8.28%	2.19%	-.41%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,845	$12,430	$10,955	$19,018
	Average annual total return	-1.55%	7.52%	1.84%	8.10%
Class B	Growth of $10,000	$10,062	$12,658	$11,031	$18,835
	Average annual total return	.62%	8.17%	1.98%	7.97%
Class C	Growth of $10,000	$10,366	$12,872	$11,156	$18,890
	Average annual total return	3.66%	8.78%	2.21%	8.01%
S&P 500 Index+	Growth of $10,000	$10,864	$13,914	$11,021	$13,754
	Average annual total return	8.64%	11.64%	1.96%	3.94%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,195	$12,694	$11,143	$16,865
	Average annual total return	1.95%	8.28%	2.19%	6.54%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

Comparative Results as of 5/31/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,048,500	$1,331,700	$1,184,400	$1,037,300
	Average annual total return	4.85%	10.02%	3.44%	.68%
S&P 500 Index+	Growth of $1,000,000	$1,086,400	$1,391,400	$1,102,100	$1,053,900
	Average annual total return	8.64%	11.64%	1.96%	.97%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,019,500	$1,269,400	$1,114,300	$978,000
	Average annual total return	1.95%	8.28%	2.19%	-.41%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/06	$ 23.70	$ 22.63	$ 22.68	$ 24.22
5/31/05	$ 22.69	$ 21.84	$ 21.88	$ 23.10
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	113	of	176	64
3-Year	58	of	161	36
5-Year	40	of	129	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the Life-of-Fund period shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/06
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	4.71%	9.90%	3.27%	9.16%
Class AARP	4.71%	9.90%	3.28%	9.15%
S&P 500 Index+	8.64%	11.64%	1.96%	3.94%
Goldman Sachs Healthcare Index++	1.95%	8.28%	2.19%	6.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/06	$ 24.01	$ 24.01
5/31/05	$ 22.93	$ 22.93
Growth of an Assumed $10,000 Investment
[] DWS Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31
Comparative Results as of 5/31/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,471	$13,273	$11,747	$20,602
	Average annual total return	4.71%	9.90%	3.27%	9.16%
Class AARP	Growth of $10,000	$10,471	$13,273	$11,752	$20,602
	Average annual total return	4.71%	9.90%	3.28%	9.15%
S&P 500 Index+	Growth of $10,000	$10,864	$13,914	$11,021	$13,754
	Average annual total return	8.64%	11.64%	1.96%	3.94%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,195	$12,694	$11,143	$16,865
	Average annual total return	1.95%	8.28%	2.19%	6.54%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	107	of	176	61
3-Year	51	of	161	32
5-Year	37	of	129	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 981.00	$ 976.70	$ 977.20	$ 982.00	$ 981.60	$ 982.50
Expenses Paid per $1,000*	$ 8.10	$ 12.17	$ 11.63	$ 6.92	$ 6.87	$ 5.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,016.75	$ 1,012.62	$ 1,013.16	$ 1,017.95	$ 1,018.00	$ 1,019.15
Expenses Paid per $1,000*	$ 8.25	$ 12.39	$ 11.85	$ 7.04	$ 6.99	$ 5.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS Health Care Fund	1.64%	2.47%	2.36%	1.40%	1.39%	1.16%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Health Care Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James Fenger

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1998.

Over 21 years of investment industry experience.

BA, MBA, University of Wisconsin.

Leefin Lai, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst of biotechnology for Salomon Smith Barney and Paine Webber and as Vice President/analyst of pharmaceuticals and biotechnology for Citigroup Global Asset Management and Scudder Kemper Investments.

Over 13 years of investment industry experience.

BS, MBA, University of Illinois.

Thomas Bucher, CFA

Managing Director of Deutsche Asset Management and Consultant to the fund.

Joined Deutsche Asset Management in 1993, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

MA, University of Tuegingen, Germany.

Joined the fund in 2002.

In the following interview, Lead Portfolio Manager James Fenger and Portfolio Manager Leefin Lai discuss DWS Health Care Fund's performance, strategy and market environment for the fund's most recent fiscal year ended May 31, 2006.

Q: How did DWS Health Care Fund perform over the most recent 12-month period?

A: In a period when other market sectors overshadowed the performance of health care stocks, DWS Health Care Fund posted a 4.45% total return (Class A shares) for its most recent fiscal year ended May 31, 2006, underperforming the 8.64% return of its primary benchmark, the Standard & Poor's 500 (S&P 500) Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) The fund underperformed the 5.96% average return of its peers in the Lipper Health/Biotechnology Funds category and outperformed the 1.95% return of its secondary benchmark, the Goldman Sachs Healthcare Index.1,2 Over this period, small-cap stocks outperformed larger-capitalization equities, which hurt the fund's relative performance vs. some peers that tend to have a smaller market-capitalization focus.

1 Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in a Lipper category.

Q: Will you describe the most successful investment decisions during the period?

A: An area that proved attractive for the fund over the period was non-US pharmaceutical companies. An example of a top performer was Roche Holding AG, a Swiss company that was up strongly. Roche has a rapidly growing franchise within the oncology market. The company also has a majority interest in Genentech, Inc., and has marketing rights to Genentech's successful portfolio of oncology products in Europe.

Within large-cap biotechnology companies in the portfolio, Celgene Corp. was a standout performer. Celgene received positive clinical results for Revlimid, a product in development for multiple myeloma, a cancer of the blood.

Q: What investment decisions proved disappointing during the period?

A: Within the managed-care area, UnitedHealth Group, Inc., detracted from performance. Managed-care companies as a group have suffered from their inability to raise premiums as much as previously predicted because of the threat of greater competition. This has led to concerns that profit margins could decline in the future. In addition, UnitedHealth is being investigated by the Securities & Exchange Commission. We reduced our position in UnitedHealth and other managed-care stocks during the period, primarily because we believe that the outlook for managed-care stocks is uncertain.

In addition, within the orthopedic area of medical devices and supplies, Zimmer Holdings, Inc., was down sharply, driven by concerns that hospitals are refusing to pay for the increased costs of orthopedic implants manufactured and marketed by companies such as Zimmer. With the aging of baby boomers, we still believe that demographic trends favor increased use of orthopedic implants. However, given the "pushback" from hospitals over pricing, we believe growth rates for these companies will be slower and have reduced our weighting in the portfolio.

Q: How did you position the fund within biotechnology stocks during the fund's most recent annual period?

A: We witnessed some very strong performance in some of the larger-cap companies, but we reduced our overall weighting in biotechnology over the period, selling some stocks that we believed were fully valued. Within the small-cap biotechnology area, we eliminated some smaller holdings after those companies received disappointing clinical results.

As mentioned, several of the fund's large-cap biotechnology holdings performed well, including Celgene, discussed above. In addition, Gilead Sciences, Inc., performed well during the period. The company's combination pill for HIV, Truvada, continued to gain market share. Gilead also benefited from increased sales of its antiviral product Tamiflu, driven by concerns about bird flu and government stockpiling for a potential flu pandemic.

Biogen Idec, Inc., posted healthy gains during the period in anticipation of the reintroduction of Tysabri for the treatment of multiple sclerosis to the US market. The FDA recently approved the return of Tysabri to the market with a restricted distribution program that was generally in line with expectations.

The small-cap biotechnology area provided mixed results as a group, but one standout performer within the subsector was Myogen, Inc. The company received positive clinical results for two potential products during the 12-month period. One product treats pulmonary hypertension, a respiratory disorder in which a patient suffers from high blood pressure within the arteries leading from the heart to the lungs. This new product is producing better clinical results than some existing drugs. The company is also developing a new product to treat resistant hypertension, a condition that cannot be well controlled with agents that are currently on the market.

As mentioned, the portfolio endured some disappointments in the small-cap biotech area due to disappointing clinical results for potential new products. One example was Rigel Pharmaceuticals, Inc., which was down sharply over the period, as its lead product candidate for allergic rhinitis was ineffective in clinical trials. We partially sold the stock when it became clear that the drug was unlikely to reach the market. We also sold DOV Pharmaceutical, Inc., on the basis of disappointing trials for a product the company was developing for pain.

Despite some disappointments over the past 12 months, we continue to believe that biotechnology is an area that holds significant promise. We are expecting a healthy flow of new products from these companies, and we think that as a group they are in a strong position compared with larger pharmaceutical companies that lack a new product pipeline.

Q: How was the fund positioned within health care services stocks during the period?

A: One of the top performers within the health care services sector during the 12-month period was Covance, Inc., a clinical research organization for the pharmaceutical and biotechnology industries. The company is benefiting from increased outsourcing of clinical work and an increase in the number of compounds under development. Fisher Scientific International, Inc., was another strong performer within the sector. Fisher, a marketer of scientific equipment, continues to grow as it expands its geographic reach. The company also increased the number of products it self-manufactures, benefiting profit margins, and recently agreed to be acquired by Thermo Electron Corporation, which boosted its stock price.

Drug distribution firms held in the portfolio, such as Cardinal Health, Inc., and McKesson Corp., performed well over the period as profit margins for the subsector edged up. Within dialysis companies, Fresenius Medical Care AG & Co. and DaVita, Inc., posted healthy gains. Both Fresenius and DaVita are in the process of acquiring other similar firms as part of a consolidation trend in the dialysis industry. We believe both companies should benefit from significant cost savings. Dialysis companies are also profiting from more favorable Medicare reimbursement guidelines.

Another factor that helped performance within the health care services area during the period was the fund's underweight in hospital stocks.3 Hospitals continue to suffer from slow admission trends and an increase in bad-debt expense. We expect to maintain our underweight in hospitals for some time.

3 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Within managed care, we have mentioned the difficult results from UnitedHealth, but the fund benefited from its holdings in Humana Inc. and PacifiCare Health Systems, Inc. Both companies are strong players in the Medicare Advantage program and in Medicare Part D, the government's new prescription drug program. (As of May 31, 2006, the positions in Humana and PacifiCare were sold.)

During the period, the fund's health care services weighting increased modestly based on the addition of stocks within the information technology and dental distribution subsectors. These additions more than offset a reduction in the fund's managed-care position.

Q: How did you position the fund within medical devices and supplies during the fund's most recent 12-month period?

A: The fund's overall weighting within the sector remained about the same. One stock within medical devices and supplies that performed well for the fund during the period was Gen-Probe Inc. This diagnostic company has developed a number of products that test for diseases and allow for the earlier detection of HIV and hepatitis C viruses in donated blood. Gen-Probe is also developing a series of "marker" tests for the progress of diseases such as prostate cancer.

The cardiovascular device area, in which the fund had only a modest weighting, was a difficult one during the 12-month period. Sales of drug-eluting stents and implantable defibrillators — two of the higher-growth areas within the cardiovascular market in recent years — have slowed significantly as the cardiovascular device area becomes a more mature market.

During the period, we focused instead on more-diversified medical supply companies. In this area, the fund has a significant holding in C.R. Bard, Inc. Within the sector, we also increased our stake in Baxter International, Inc. This shift in emphasis came about because we believe the more-diversified companies will be able to show greater improvement in profit and revenue growth than many of the companies that are focused specifically on medical devices. We believe that more broadly-based firms will have opportunities to cut costs and expand margins. As an example, Baxter's new management team has done a good job of restructuring the company. By focusing on their core businesses, company officials have reduced debt levels and costs, eliminated excess manufacturing capacity and increased cash flow and profit margins. This is the type of situation that we are looking for within this subsector.

Q: How did you position the fund within major pharmaceutical stocks during the period?

A: The fund's weighting in major pharmaceuticals increased slightly during the period, due to the addition of some non-US companies that we believe hold great promise. However, the fund continues to underweight US pharmaceutical stocks. We are forecasting slower growth for many of these firms based on major patent expirations, a dearth of new products, increased use of generics by the public and difficulties in raising prices. As previously mentioned, we believe that foreign holdings in this sector, such as Roche, offer superior growth prospects.

In addition to Roche, three European pharmaceutical holdings that helped the fund's performance over the 12-month period were AstraZeneca PLC, which has launched several products over the last few years that continue to show healthy growth; Novartis AG, which is developing new products for hypertension, diabetes and multiple sclerosis, and Schwarz Pharma AG, which has a new product in development for use in epilepsy and neuropathic pain (i.e., pain that originates from a damaged nerve or nervous system) that has shown positive clinical results. Schwarz also recently signed a lucrative marketing agreement with Pfizer in the area of urinary incontinence.

Q: How did you position the fund within specialty pharmaceutical stocks during the 12-month period?

A: The fund's holdings in the specialty pharmaceutical area increased slightly during the period, based on our addition of two companies that are developing a new product in the attention-deficit-disorder market. The two companies, New River Pharmaceuticals, Inc., and Shire PLC (ADR), are collaborating on the new drug. Both companies performed strongly for the fund over the 12-month period.

Q: How do you assess the market for health care stocks at the present time?

A: Health care stocks disappointed compared with other market sectors during the 12-month period. With the economy displaying robust growth, some investors moved out of health care stocks and into sectors posting stronger growth, such as energy and industrials. Also working against health care was the fact that some of its previously dependable subsectors experienced slower growth, especially the managed-care, orthopedic and cardiovascular device companies.

Longer term, we believe health care will continue to be attractive for investors, given its positive demographic trends. We expect to see new health care technologies continuing to emerge and increased health care demand from aging baby boomers. At the end of May, the market's attention was focused on other industries. When the economy slows, we believe that investors will once again gravitate to the health care area and improve the sector's performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	5/31/05

Common Stocks	100%	97%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stock)	5/31/06	5/31/05

Pharmaceuticals: Major Pharmaceuticals	25%	22%
Specialty Pharmaceuticals	9%	6%
Medical Supply & Specialty	22%	20%
Health Care Services	22%	20%
Biotechnology	19%	24%
Hospital Management	2%	4%
Life Sciences Equipment	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (28.8% of Net Assets)
1. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.3%
2. Novartis AG Manufacturer of pharmaceutical and nutrition products	3.2%
3. Johnson & Johnson Provider of health care products	3.2%
4. Wyeth Manufacturer of pharmaceutical and health care products	3.1%
5. Roche Holding AG Developer of pharmaceutical products	3.0%
6. UnitedHealth Group, Inc. Operator of organized health systems	2.8%
7. WellPoint, Inc. Provider of health benefits	2.7%
8. Genzyme Corp. Operator of diversified, integrated human health care company	2.6%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.5%
10. Abbott Laboratories Developer of health care products	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Shares	Value ($)

Common Stocks 99.8%
Health Care 99.8%
Biotechnology 19.0%
Alexion Pharmaceuticals, Inc.*	20,900	679,459
Amgen, Inc.*	63,800	4,312,242
Amylin Pharmaceuticals, Inc.*	27,300	1,240,785
Arena Pharmaceuticals, Inc.*	77,800	1,061,192
Biogen Idec, Inc.*	92,695	4,322,368
BioMarin Pharmaceutical, Inc.*	105,400	1,369,146
Celgene Corp.*	73,000	3,025,850
Coley Pharmaceutical Group, Inc.* (a)	44,100	585,648
Gen-Probe, Inc.*	29,800	1,609,200
Genentech, Inc.*	53,800	4,463,248
Genmab AS*	35,600	1,141,133
Genzyme Corp.*	97,100	5,777,450
Gilead Sciences, Inc.*	72,300	4,144,959
ImClone Systems, Inc.* (a)	22,700	908,000
Keryx Biopharmaceuticals, Inc.*	98,000	1,401,400
Medicines Co.*	86,400	1,598,400
Myogen, Inc.*	44,700	1,392,405
Nuvelo, Inc.*	71,700	1,173,012
Rigel Pharmaceuticals, Inc.*	59,900	588,817
Vertex Pharmaceuticals, Inc.*	65,300	2,252,850
		43,047,564
Health Care Services 22.6%
Aetna, Inc.	103,200	3,969,072
Allscripts Healthcare Solutions, Inc.*	72,700	1,267,888
Caremark Rx, Inc.*	100,500	4,820,985
Cerner Corp.*	46,300	1,758,474
Chemed Corp.	21,000	1,130,850
Covance, Inc.*	22,900	1,352,703
Coventry Health Care, Inc.*	43,400	2,267,650
DaVita, Inc.*	34,600	1,832,416
Eclipsys Corp.*	55,100	1,071,144
Fisher Scientific International, Inc.*	50,800	3,771,900
Fresenius Medical Care AG & Co. (a)	16,641	1,863,984
HealthExtras, Inc.*	40,100	1,204,604
Henry Schein, Inc.*	48,100	2,216,929
IMS Health, Inc.	100,000	2,698,000
Medco Health Solutions, Inc.*	45,426	2,448,462
Patterson Companies, Inc.*	56,200	1,924,850
PSS World Medical, Inc.*	38,600	685,536
Psychiatric Solutions, Inc.*	38,300	1,126,020
Quality Systems, Inc. (a)	41,200	1,368,664
UnitedHealth Group, Inc.	143,020	6,287,159
WellPoint, Inc.*	84,400	6,041,352
		51,108,642
Hospital Management 1.9%
Community Health Systems, Inc.*	115,700	4,361,890
Life Sciences Equipment 1.1%
Charles River Laboratories International, Inc.*	23,400	936,936
PerkinElmer, Inc.	76,200	1,589,532
		2,526,468
Medical Supply & Specialty 21.4%
Advanced Medical Optics, Inc.*	35,800	1,622,456
Alcon, Inc.	23,500	2,539,880
ArthroCare Corp.*	43,800	1,850,112
Baxter International, Inc.	196,500	7,408,050
Boston Scientific Corp.*	74,500	1,540,660
C.R. Bard, Inc.	38,700	2,864,187
Cardinal Health, Inc.	44,600	2,984,186
Conor Medsystems, Inc.*	23,600	549,880
Cytyc Corp.*	66,600	1,750,248
DENTSPLY International, Inc.	44,200	2,643,160
Hologic, Inc.*	25,600	1,010,944
Hospira, Inc.*	31,000	1,389,110
IntraLase Corp.*	57,800	1,106,870
Immucor, Inc.*	68,400	1,244,196
Kyphon, Inc.*	46,300	1,837,647
McKesson Corp.	57,300	2,836,350
Medtronic, Inc.	63,300	3,196,017
Northstar Neuroscience, Inc.*	33,600	458,976
ResMed, Inc.*	31,800	1,445,628
Respironics, Inc.*	36,600	1,245,132
Schick Technologies, Inc.*	35,900	1,511,749
SonoSite, Inc.*	31,300	1,151,214
Varian Medical Systems, Inc.*	27,900	1,308,510
Viasys Healthcare, Inc.*	45,900	1,156,221
Zimmer Holdings, Inc.*	27,000	1,634,850
		48,286,233
Pharmaceuticals 33.8%
Abbott Laboratories	127,000	5,422,900
Allergan, Inc.	11,100	1,052,502
Astellas Pharma, Inc.	87,000	3,452,312
AstraZeneca PLC	54,779	2,894,546
AVANIR Pharmaceuticals "A"* (a)	99,950	978,511
Barr Pharmaceuticals, Inc.*	29,700	1,565,190
Cardiome Pharma Corp.*	110,700	999,621
Eli Lilly & Co.	40,400	2,086,256
Endo Pharmaceuticals Holdings, Inc.*	68,100	1,998,054
Forest Laboratories, Inc.*	40,500	1,517,940
Johnson & Johnson	120,100	7,232,422
Merck KGaA (a)	25,000	2,565,895
New River Pharmaceuticals, Inc.* (a)	48,700	1,436,650
Novartis AG (Registered)	132,162	7,327,216
Pfizer, Inc.	239,950	5,677,217
Roche Holding AG (Genusschein)	43,685	6,800,266
Sanofi-Aventis (a)	35,570	3,352,018
Schering-Plough Corp.	279,300	5,323,458
Schwarz Pharma AG (a)	32,444	2,742,968
Shire PLC (ADR)	39,600	1,749,924
Stada Arzneimittel AG	28,000	1,120,187
Teva Pharmaceutical Industries Ltd. (ADR) (a)	59,700	2,173,677
Wyeth	151,700	6,938,758
		76,408,488
Total Common Stocks (Cost $176,012,021)		225,739,285

Securities Lending Collateral 7.2%
Daily Assets Fund Institutional, 5.00% (b) (c) (Cost $16,201,612)	16,201,612	16,201,612
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,213,633)+	107.0	241,940,897
Other Assets and Liabilities, Net	(7.0)	(15,814,612)
Net Assets	100.0	226,126,285

* Non-income producing security.

+ The cost for federal income tax purposes was $192,898,179. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $49,042,718. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,549,361 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,506,643.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $15,627,679 which is 6.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006
Assets
Investments: Investments in securities, at value (cost $176,012,021) — including $15,627,679 of securities loaned	$ 225,739,285
Investment in Daily Assets Fund Institutional (cost $16,201,612)*	16,201,612
Total investments in securities, at value (cost $192,213,633)	241,940,897
Foreign currency, at value (cost $900,832)	940,632
Dividends receivable	194,507
Interest receivable	10,180
Receivable for Fund shares sold	137,094
Foreign taxes recoverable	11,000
Other assets	36,782
Total assets	243,271,092
Liabilities
Due to custodian	37,532
Payable for Fund shares redeemed	303,926
Payable upon return of securities loaned	16,201,612
Accrued management fee	168,741
Other accrued expenses and payables	432,996
Total liabilities	17,144,807
Net assets, at value	$ 226,126,285
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	49,727,264
Foreign currency related transactions	41,377
Accumulated net realized gain (loss)	2,097,412
Paid-in capital	174,260,232
Net assets, at value	$ 226,126,285

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,262,039 ÷ 1,572,310 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.70
Maximum offering price per share (100 ÷ 94.25 of $23.70)	$ 25.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,907,513 ÷ 570,438 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.63

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,343,856 ÷ 367,892 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.68
Class AARP Net Asset Value, offering and redemption price(a) per share ($36,649,101 ÷ 1,526,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.01
Class S Net Asset Value, offering and redemption price(a) per share ($128,582,938 ÷ 5,355,025 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,380,838 ÷ 98,294 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.22

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $68,467)	$ 1,533,259
Interest — Cash Management QP Trust	189,715
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	79,466
Interest	721
Total Income	1,803,161
Expenses: Management fee	2,094,593
Services to shareholders	833,315
Custodian and accounting fees	90,190
Distribution service fees	322,418
Auditing	58,661
Legal	33,686
Trustees' fees and expenses	7,300
Reports to shareholders	81,299
Registration fees	74,677
Other	181,844
Total expenses before expense reductions	3,777,983
Expense reductions	(6,004)
Total expenses after expense reductions	3,771,979
Net investment income (loss)	(1,968,818)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	16,477,662
Foreign currency related transactions	(22,024)
16,455,638
Net unrealized appreciation (depreciation) during the period on: Investments	(3,281,342)
Foreign currency related transactions	52,733
(3,228,609)
Net gain (loss) on investment transactions	13,227,029
Net increase (decrease) in net assets resulting from operations	$ 11,258,211

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations: Net investment income (loss)	$ (1,968,818)	$ (2,095,040)
Net realized gain (loss) on investment transactions	16,455,638	11,246,444
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,228,609)	(348,934)
Net increase (decrease) in net assets resulting from operations	11,258,211	8,802,470
Fund share transactions: Proceeds from shares sold	40,309,988	46,425,059
Cost of shares redeemed	(60,359,452)	(76,613,243)
Redemption fees	2,685	41,556
Net increase (decrease) in net assets from Fund share transactions	(20,046,779)	(30,146,628)
Increase (decrease) in net assets	(8,788,568)	(21,344,158)
Net assets at beginning of period	234,914,853	256,259,011
Net assets at end of period	$ 226,126,285	$ 234,914,853

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.69	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Income (loss) from investment operations: Net investment income (loss)[a]	(.22)	(.20)	(.18)	(.15)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.23	1.12	3.98	.21	(2.32)
Total from investment operations	1.01	.92	3.80	.06	(2.51)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 23.70	$ 22.69	$ 21.77	$ 17.97	$ 17.91
Total Return (%)[b]	4.45	4.23	21.15	.34	(12.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	35	40	24	17
Ratio of expenses (%)	1.63	1.53	1.59	1.53	1.48
Ratio of net investment income (loss) (%)	(.90)	(.95)	(.91)	(.94)	(.98)
Portfolio turnover rate (%)	56	61	62	53	62
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.
Class B Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 21.84	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Income (loss) from investment operations: Net investment income (loss)[a]	(.40)	(.37)	(.34)	(.27)	(.34)
Net realized and unrealized gain (loss) on investment transactions	1.19	1.06	3.89	.18	(2.31)
Total from investment operations	.79	.69	3.55	(.09)	(2.65)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 22.63	$ 21.84	$ 21.15	$ 17.60	$ 17.69
Total Return (%)[b]	3.62[c]	3.26[c]	20.17[c]	(.51)	(12.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	16	12	12
Ratio of expenses before expense reductions (%)	2.47	2.43	2.43	2.32	2.28
Ratio of expenses after expense reductions (%)	2.47	2.40	2.42	2.32	2.28
Ratio of net investment income (loss) (%)	(1.74)	(1.82)	(1.74)	(1.73)	(1.78)
Portfolio turnover rate (%)	56	61	62	53	62

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

*** Amount is less than $.005.

Class C Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Income (loss) from investment operations: Net investment income (loss)[a]	(.38)	(.37)	(.34)	(.27)	(.34)
Net realized and unrealized gain (loss) on investment transactions	1.18	1.08	3.89	.19	(2.30)
Total from investment operations	.80	.71	3.55	(.08)	(2.64)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 22.68	$ 21.88	$ 21.17	$ 17.62	$ 17.70
Total Return (%)[b]	3.66	3.35	20.15	(.45)	(12.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	7	4	4
Ratio of expenses (%)	2.39	2.36	2.41	2.31	2.25
Ratio of net investment income (loss) (%)	(1.66)	(1.78)	(1.73)	(1.72)	(1.75)
Portfolio turnover rate (%)	56	61	62	53	62
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.
Class AARP Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 21.97	$ 18.09	$ 17.98	$ 20.43
Income (loss) from investment operations: Net investment income (loss)[a]	(.17)	(.17)	(.15)	(.11)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.25	1.13	4.03	.22	(2.32)
Total from investment operations	1.08	.96	3.88	.11	(2.46)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.01	$ 22.93	$ 21.97	$ 18.09	$ 17.98
Total Return (%)	4.71	4.37	21.45	.61	(11.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	39	44	24	30
Ratio of expenses (%)	1.41	1.36	1.38	1.28	1.20
Ratio of net investment income (loss) (%)	(.68)	(.78)	(.70)	(.69)	(.70)
Portfolio turnover rate (%)	56	61	62	53	62
[a] Based on average shares outstanding during the period. *** Amount is less than $.005.
Class S Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 21.96	$ 18.09	$ 17.99	$ 20.44
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.16)	(.15)	(.11)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.24	1.13	4.02	.21	(2.32)
Total from investment operations	1.08	.97	3.87	.10	(2.46)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.01	$ 22.93	$ 21.96	$ 18.09	$ 17.99
Total Return (%)	4.71	4.42	21.39	.56	(11.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	139	150	122	143
Ratio of expenses (%)	1.39	1.33	1.39	1.28	1.20
Ratio of net investment income (loss) (%)	(.66)	(.75)	(.71)	(.69)	(.70)
Portfolio turnover rate (%)	56	61	62	53	62
[a] Based on average shares outstanding during the period. *** Amount is less than $.005.
Institutional Class Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.10	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)	(.14)	(.11)	(.09)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.24	1.12	4.04	.23	(2.31)
Total from investment operations	1.12	.98	3.93	.14	(2.40)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.22	$ 23.10	$ 22.12	$ 18.19	$ 18.05
Total Return (%)	4.85	4.43[b]	21.60[b]	.78	(11.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.04		.03	.04	.01
Ratio of expenses before expense reductions (%)	1.21	1.47	1.27	1.11	.95
Ratio of expenses after expense reductions (%)	1.21	1.21	1.20	1.11	.95
Ratio of net investment income (loss) (%)	(.48)	(.63)	(.52)	(.52)	(.45)
Portfolio turnover rate (%)	56	61	62	53	62
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. *** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Health Care Fund (formerly Scudder Health Care Fund) (the "Fund") is a diversified series of DWS Securities Trust (formerly Scudder Securities Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP (please see Note C under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended May 31, 2006, the Fund utilized $13,552,000 of its prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ 2,781,958
Unrealized appreciation (depreciation) on investments	$ 49,042,718

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $133,987,093 and $148,724,494, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

For the period June 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.39%, 1.41%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, Institutional Class, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, and trustee and trustee counsel fees and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 104,399	$ —	$ 17,465
Class B	54,014	79	9,259
Class C	22,207	—	3,634
Class AARP	123,044	—	21,221
Class S	348,899	—	60,663
Institutional Class	741	—	229
	$ 653,304	$ 79	$ 112,471

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $58,759, of which $5,683 is unpaid at May 31, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 111,129	$ 8,720
Class C	60,324	5,333
	$ 171,453	$ 14,053

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class A	$ 95,039	$ 7,536.24%
Class B	36,186	2,759.24%
Class C	19,740	1,464.25%
	$ 150,965	$ 11,759

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2006, aggregated $15,062.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2006, the CDSC for Class B and C shares aggregated $46,100 and $1,243, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2006, DWS-SDI received $817.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,240, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee (or Director for a corporation) receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee (or Director) of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note H.)

D. Expense Reductions

For the year ended May 31, 2006, the Advisor agreed to reimburse the Fund $5,821, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2006, the Fund's custodian fees were reduced by $104 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	596,641	$ 14,477,744	724,172	$ 15,656,086
Class B	85,643	1,994,671	153,467	3,230,470
Class C	142,835	3,338,512	114,514	2,392,048
Class AARP	197,000	4,874,464	239,149	5,211,785
Class S	536,853	13,143,318	908,441	19,894,563
Institutional Class	96,709	2,481,279	2,001	40,107
		$ 40,309,988		$ 46,425,059
Shares redeemed
Class A	(567,873)	$ (13,820,195)	(997,704)	$ (21,134,203)
Class B	(191,758)	(4,471,643)	(228,871)	(4,749,748)
Class C	(89,436)	(2,094,739)	(125,788)	(2,613,938)
Class AARP	(391,741)	(9,656,808)	(530,668)	(11,561,187)
Class S	(1,231,087)	(30,316,067)	(1,673,306)	(36,516,028)
Institutional Class	—	—	(1,875)	(38,139)
		$ (60,359,452)		$ (76,613,243)
Redemption fees		$ 2,685		$ 41,556
Net increase (decrease)
Class A	28,768	$ 658,259	(273,532)	$ (5,477,559)
Class B	(106,115)	(2,476,947)	(75,404)	(1,518,868)
Class C	53,399	1,243,796	(11,274)	(221,813)
Class AARP	(194,741)	(4,781,138)	(291,519)	(6,327,767)
Class S	(694,234)	(17,172,028)	(764,865)	(16,602,589)
Institutional Class	96,709	2,481,279	126	1,968
		$ (20,046,779)		$ (30,146,628)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and the Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (formerly Scudder Health Care Fund) (the "Fund") at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 21, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,060,200 as capital gains dividends for its year ended May 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Health Care Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	14,669,402.630	503,412.280
Dawn-Marie Driscoll	14,665,804.629	507,010.281
Keith R. Fox	14,673,028.437	499,786.473
Kenneth C. Froewiss	14,671,790.448	501,024.462
Martin J. Gruber	14,638,508.196	534,306.714
Richard J. Herring	14,650,827.798	521,987.112
Graham E. Jones	14,624,616.395	548,198.515
Rebecca W. Rimel	14,643,047.583	529,767.327
Philip Saunders, Jr.	14,637,450.691	535,364.219
William N. Searcy, Jr.	14,648,711.534	524,103.376
Jean Gleason Stromberg	14,633,959.415	538,855.495
Carl W. Vogt	14,656,535.376	516,279.534
Axel Schwarzer	14,649,283.427	523,531.483

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,077,776.839	196,140.565	226,097.943	963,347.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,045,478.216	225,402.784	229,134.347	963,347.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,044,390.722	216,895.472	238,729.153	963,347.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,797,089.089	383,245.686	425,495.135	1,566,985.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders.

IV-B. Approval of Further Amendments to an Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

7 Elected June 27, 2006.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	23337G-100	23337G-209	23337G-308	23337G-605
Fund Number	452	652	752	1452
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	2152	2352

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, May 31, 2006, DWS Securities Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS HEALTH CARE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$50,700	$0	$0	$0
2005	$48,500	$225	$7,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$581,822	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$7,200	$0	$207,146	$214,346

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006